SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 5, 2002

                     AMERICAN MILLENNIUM CORPORATION, INC.
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             (Exact name of registrant as specified in its charter)



           New Mexico                  0-10841                    85-0273340
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

  1010 10th Street, Suite 100 Golden, CO                            80401
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code      (303) 279-2002
                                                    ----------------------------

                                    No Change
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     Shareholder proposals to be included in our proxy statement for our 2002-2003 Annual Meeting of Shareholders must be received by us on or before September 23, 2002. In addition, if a shareholder proposal is introduced at the Annual Meeting of Shareholders without any discussion of the proposal in the proxy statement, and if the proponent does not notify us on or before September 23, 2002, as required by Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, of the intent to raise such proposal at the Annual Meeting of Shareholders, then proxy cards received by us will be voted by the proxies appointed by management in their discretion in regard to such proposal. Any shareholder proposals should be sent to the Corporate Secretary at 1010 Tenth Street, Suite 100, Golden, Colorado 80401.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN MILLENNIUM CORPORATION, INC.

                                   Registrant

                                   By:     /s/  Ronald J. Corsentino
                                        --------------------------------------
                                        Name:        Ronald J. Corsentino
                                        Title:       Chief Financial Officer and
                                                     Controller

Dated:  September 6, 2002